UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2007

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

__________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Registrant held its Annual Meeting of Shareholders on Tuesday, May 15, 2007. A total of 2,993,118,817 shares were represented in person or by proxy, or 87.31% of the total shares outstanding. The results of shareholder voting on the 10 proposals presented were as follows:

MANAGEMENT PROPOSALS:

Proposal 1. Shareholders elected the 11 director nominees named in the Proxy Statement:

Name	For	Withheld
Crandall C. Bowles	2,927,989,133	65,129,684
Stephen B. Burke	2,904,548,973	88,569,844
James S. Crown	2,907,433,179	85,685,637
James Dimon	2,896,673,530	96,445,286
Ellen V. Futter	2,926,034,723	67,084,094
William H. Gray, III	2,885,071,966	108,046,850
Laban P. Jackson, Jr.	2,814,347,158	178,771,658
Robert I. Lipp	2,906,090,969	87,027,847
David C. Novak	2,830,636,324	162,482,492
Lee R. Raymond	2,820,051,047	173,067,769
William C. Weldon	2,905,717,928	87,400,889

There were no broker non-votes.

Proposal 2. Shareholders ratified the appointment of PricewaterhouseCoopers LLP as Registrant's independent registered public accounting firm for 2007:

For	Against	Abstain
2,926,963,243	37,275,397	28,880,175
97.79% of voted	1.25% of voted	0.96% of voted
98.74% of votes for and against	1.26% of votes for and against

There were no broker non-votes.

SHAREHOLDER PROPOSALS:

Proposal 3. Shareholders did not approve the proposal on stock options:

For	Against	Abstain
133,220,832	2,363,080,050	42,026,427
5.25% of voted	93.10% of voted	1.66% of voted
5.34% of votes for and against	94.66% of votes for and against

There were 454,791,509 broker non-votes.

Proposal 4. Shareholders did not approve the proposal on performance-based restricted stock:

For	Against	Abstain
1,050,210,014	1,443,406,909	44,710,768
41.37% of voted	56.86% of voted	1.76% of voted
42.12% of votes for and against	57.88% of votes for and against

There were 454,791,145 broker non-votes.

Proposal 5. Shareholders did not approve the proposal on executive compensation approval:

For	Against	Abstain
980,751,682	1,437,493,468	120,065,381
38.64% of voted	56.63% of voted	4.73% of voted
40.56% of votes for and against	59.44% of votes for and against

There were 454,808,287 broker non-votes.

Proposal 6. Shareholders did not approve the proposal on separation of Chairman and CEO:

For	Against	Abstain
390,147,025	2,105,825,115	42,355,168
15.37% of voted	82.96% of voted	1.67% of voted
15.63% of votes for and against	84.37% of votes for and against

There were 454,791,510 broker non-votes.

Proposal 7. Shareholders did not approve the proposal on cumulative voting:

For	Against	Abstain
924,242,320	1,573,318,164	40,766,823
36.41% of voted	61.98% of voted	1.61% of voted
37.01% of votes for and against	62.99% of votes for and against

There were 454,791,511 broker non-votes.

Proposal 8. Shareholders did not approve the proposal on majority voting for directors:

For	Against	Abstain
1,178,134,893	1,319,336,222	40,845,192
46.41% of voted	51.98% of voted	1.61% of voted
47.17% votes for and against	52.83% of votes for and against

There were 454,802,511 broker non-votes.

Proposal 9. Shareholders did not approve the proposal on political contributions report:

For	Against	Abstain
260,269,787	1,912,675,524	365,388,086
10.25% of voted	75.35% of voted	14.39% of voted
11.98% of votes for and against	88.02% of votes for and against

There were 454,785,421 broker non-votes.

Proposal 10. Shareholders did not approve the proposal on slavery apology report:

For	Against	Abstain
62,451,967	2,095,657,277	380,224,153
2.46% of voted	82.56% of voted	14.98% of voted
2.89% of votes for and against	97.11% of votes for and against

There were 454,785,421 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
By:	/s/ Anthony J. Horan
Name: Title:	Anthony J. Horan Corporate Secretary

Date: May 18, 2007